MAINSTAY GROUP OF FUNDS

MainStay Mid Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Small Cap Opportunity Fund

Supplement dated September 29, 2008 ("Supplement")
to the MainStay Equity Funds Prospectus dated February 28, 2008 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, each a series of Eclipse Funds, a Massachusetts business trust, and MainStay Small Cap Value Fund, a series of The MainStay Funds, a Massachusetts business trust (each a “Fund” and collectively, the “Funds”). You may obtain copies of the Funds’ Prospectus and the applicable Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on September 25, 2008, the Funds’ Boards of Trustees approved the following:

1. MainStay Mid Cap Opportunity Fund

To change the Fund’s name, principal investment objective, principal investment strategy, investment process, risk disclosure, management fee and portfolio managers. In connection with these changes, the following will be effective as of September 29, 2008:

(a) All references to “MainStay Mid Cap Opportunity Fund” and “Mid Cap Opportunity Fund” are hereby changed to “MainStay Mid Cap Core Fund” and “Mid Cap Core Fund,” respectively.

(b) The disclosure on pages 40 and 41 of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Fund’s Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 25% of the total market capitalization of the Russell 1000® Index. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, the market capitalization range of the Russell MidCap® Index was $305 million to $50 billion.

Investment Process

NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock’s weight in the Fund is determined by its investment return prospects, risk outlook, transaction cost estimate as well as the portfolio risk control guidelines.

Principal Risks

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund’s holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500® Index.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

(c) A portion of the “Fees and Expenses of the Fund” table and the “Example” table on page 43 and 44 of the Prospectus are hereby amended to reflect for all classes a reduction in the management fee payable to NYLIM from 0.90% to 0.85% as follows:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Class A	Class B	Class C	Class I	Class R3
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	0.50%
Other Expenses[4]	0.63%	0.39%	0.58%	0.58%	0.27%	0.37%
Total Annual Fund Operating Expenses[5]	1.73%	1.49%	2.43%	2.43%	1.12%	1.72%
Fee Recoupments/(Waivers/Reimbursements) [5]	(0.28)%	(0.14)%	(0.23)%	(0.23)%	(0.08)%	(0.08)%
Net Annual Fund Operating Expenses[5]	1.45%	1.35%	2.20%	2.20%	1.04%	1.64%

2	The management fee for the Fund is an annual percentage of the Fund’s average net assets. Prior to September 29, 2008, the management fee was 0.90% of the Fund’s average net assets.

3
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4
‘”Other Expenses” include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class R3 shares include shareholder service fees of 0.10%. “Other Expenses” shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).

5
Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.35%; Class B, 2.20%; Class C, 2.20%; Class I, 1.04%; and Class R3, 1.64%. These expense limitations may be modified or terminated only with the approval of the Board.

Under the expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term “total ordinary operating expenses” excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

	Investor Class	Class A	Class B		Class C		Class I	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 Year	$689	$680	$223	$723	$223	$323	$106	$167
3 Years	$1,039	$982	$736	$1,036	$736	$736	$348	$534
5 Years	$1,412	$1,306	$1,275	$1,475	$1,275	$1,275	$609	$926
10 Years	$2,457	$2,220	$2,576	$2,576	$2,749	$2,749	$1,356	$2,204

(d) References to Daniel O. Glickman and Victor G. Samoilovich, under the sections entitled “Portfolio Managers” and “Portfolio Manager Biographies” beginning on page 120 of the Prospectus, are hereby removed.

(e) Harvey Fram and Migene Kim are hereby added to the Mid Cap Core Fund under the section entitled “Portfolio Managers” on page 120. The following biographies for Harvey Fram and Migene Kim are hereby amended under the section entitled “Portfolio Manager Biographies,” beginning on page 120 of the Prospectus:

Harvey Fram, CFA Mr. Fram has managed the Common Stock Fund since 2004 and the Mid Cap Core Fund since September 2008. Mr. Fram is currently a Director at NYLIM. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim, CFA Ms. Kim has been a part of the management team for the Common Stock Fund since 2007, and the Mid Cap Core Fund since September 2008. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO’s Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.

2.	MainStay Small Cap Value Fund

A reorganization of the MainStay Small Cap Value Fund, with and into the MainStay Small Cap Opportunity Fund, subject to approval by shareholders of the MainStay Small Cap Value Fund. The reorganization is also subject to the approval by shareholders of the MainStay Small Cap Opportunity Fund of a Subadvisory Agreement appointing MacKay Shields LLC (“MacKay Shields”) as that Fund’s subadvisor, as described below under Item 3 of this supplement.

Under this reorganization, shareholders of the MainStay Small Cap Value Fund would become shareholders of the MainStay Small Cap Opportunity Fund which would be renamed MainStay Small Company Value Fund on or about February 13, 2009. The MainStay Small Cap Value Fund subsequently would be dissolved and liquidated.

On or about November 17, 2008, shareholders who own shares of the MainStay Small Cap Value Fund as of October 22, 2008 will receive a proxy statement/prospectus containing further information regarding the MainStay Small Cap Opportunity Fund and the proposed reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the MainStay Small Cap Value Fund may vote on the reorganization at a special meeting scheduled to be held on or about January 20, 2009.

If approved by shareholders at the special meeting, the reorganization is expected to close on or about February 13, 2009.

3.	MainStay Small Cap Opportunity Fund

(a) To appoint Tony H. Elavia as the Fund’s portfolio manager. In connection with this change, the following will be effective immediately:

(i)
References to Daniel O. Glickman and Victor G. Samoilovich, under the sections entitled “Portfolio Managers” and “Portfolio Manager Biographies” beginning on page 120 of the Prospectus, are hereby removed.

(ii)
Tony H. Elavia is hereby added to the Small Cap Opportunity Fund under the section entitled “Portfolio Managers,” and the following biography is added to the section entitled “Portfolio Manager Biographies” on page 120 of the Prospectus:

Tony H. Elavia   Mr. Elavia has managed the Small Cap Opportunity Fund since September 2008. He is a Senior Managing Director at NYLIM and Chief Investment Officer of NYLIM’s Equity Investors Group. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

(b) A new subadvisory agreement and changes to the Fund’s Principal Investment Strategy, Investment Process, Principal Risks and portfolio managers, effective January 20, 2009, subject to shareholder approval.

The Board of Trustees approved, subject to shareholder approval, a Subadvisory Agreement between New York Life Investment Management LLC (“NYLIM”), the Fund’s investment manager, and MacKay Shields LLC (“MacKay Shields”). On or about November 20, 2008, shareholders who owned shares of the Fund as of October 22, 2008 will receive a proxy statement containing further information regarding the proposal to appoint MacKay Shields as Subadvisor to the Fund. The proxy statement will also include voting instruction cards with which shareholders of the Fund may vote on the proposal at a special meeting scheduled to be held on or about January 20, 2009. If approved by shareholders at the special meeting, the Subadvisory Agreement will become effectively immediately thereafter, and the new MacKay Shields investment team will become responsible for the day-to-day management of the Fund. The MacKay Shields investment team’s biographical information is as follows, and would be added to the “Portfolio Managers” and “Portfolio Manager Biographies” sections of the Prospectus, beginning on page 120:

Jordan D. Alexander, CFA, CPA Mr. Alexander has been a portfolio manager for the Small Cap Opportunity Fund since January 2009. He joined MacKay Shields in August 2008 as a Managing Director. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Alexander was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; a portfolio manager and research analyst at Evergreen Investment Management Company, LLC from September 1998 through June 2003; an Associate Research Analyst at PaineWebber, Inc. from August 1995 through September 1998; and a Senior Financial Analyst and Auditor at Arthur Andersen & Co., LLP from July 1990 through August 1995. He earned a BA from Binghamton University and an MBA from New York University - Stern School of Business. He holds the Chartered Financial Analyst and Certified Public Accountant designations.

Stephen A. Friscia, Jr., CFA Mr. Friscia has been a portfolio manager for the Small Cap Opportunity Fund since January 2009. He joined MacKay Shields in August 2008. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Friscia was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; and a co-portfolio manager, equity research analyst, fixed income securities analyst and accountant at Evergreen Investment Management Company, LLC from April 1993 through May 2003. Mr. Friscia earned a BS from State University of New York New Paltz and an MBA from Pace University - Lubin School of Business. He holds the Chartered Financial Analyst designation.

The following changes to the Fund’s Principal Investment Strategy, Investment Process and Principal Risks will also become effective immediately, subject to shareholder approval.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000® Value Index and invests primarily in common stocks and securities convertible into common stock. The Fund may also engage in the lending of portfolio securities.

The Russell 2000® Value Index measures the performance of those Russell 2000®companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they ranged from $27 million to $6 billion.

Investment Process
MacKay Shields, the Fund’s Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process. Stocks will be sold either when they meet the Subadvisor’s price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

Principal Risks
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

•	more price volatility;

•	greater spreads between their bid and ask prices;
•	significantly lower trading volumes; and/or
•	cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Small-capitalization stocks are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

(c) Upon completion of the proposed reorganization, the following changes will be made effective on or about February 13, 2009:

(i)	All references to “MainStay Small Cap Opportunity Fund” and “Small Cap Opportunity Fund” are hereby changed to “MainStay Small Company Value Fund” and “Small Company Value Fund,” respectively.

(ii)	Change in fee management fee payable to NYLIM as Investment Manager.

Contingent upon approval of the proposed reorganization by shareholders of the MainStay Small Cap Value Fund, as well as approval by shareholders of the MainStay Small Cap Opportunity Fund of the Subadvisory Agreement between NYLIM and MacKay Shields on behalf of the MainStay Small Cap Opportunity Fund, the management fee payable to NYLIM as investment manager of the MainStay Small Cap Opportunity Fund would be as follows:
0.85% on assets up to $1.0 billion; and
0.80% on assets in excess of $1.0 billion

based on the average daily net assets of the Fund. Currently the MainStay Small Cap Opportunity Fund pays NYLIM a management fee of 1.00%. Since the proposed management fee is lower than the current management fee, shareholder approval is not required.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.